                                                                   EXHIBIT 10.29

GUY CARPENTER                                                     COVER NOTE

                                                         No.    01-97-1134

Memorandum of Reinsurance
effected through Guy Carpenter & Company, Inc.
180 Maiden Lane, New York, NY 10038-4993


REINSURED:                     SCPIE HOLDINGS, INC.,
                               AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                               AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                               AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                               AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
                               AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                               BEVERLY HILLS, CALIFORNIA

TYPE:                          First Excess of Loss Reinsurance.

BUSINESS                       The following types of policy forms
COVERED:                       as written by the Company:

                               1.   Professional and Business Liability
                                    Insurance Policy - Modified Claims Made
                                    Coverage Hospitals and Medical Centers
                                    (Primary and Excess).

                               2.   Professional and Business Liability
                                    Insurance Policy - Claims Made Coverage
                                    Hospitals and Medical Centers (Primary
                                    and Excess).

                               3.   Excess Automobile Liability and Excess
                                    Employers Liability associated with the
                                    policy forms outlined above.

TERM: October 1, 1997 to September 30, 1998, both days inclusive, as respects all risks attaching during the twelve (12) month period.

                               It is agreed that Modified Claims Made
                               Policies include an Automatic PrePaid
                               Extended Reporting Period for a period not exceeding eighty four (84) months. It is understood and agreed that, to preserve the claims made nature of this reinsurance, subject to availability of markets to renew this agreement sufficiently at its expiry, Reinsurers hereon will be relieved of all liability for any claims not made in the First Annual Reporting Period of each policy. In consideration Reinsurers hereon will release to renewing markets Premium equivalent to 65% of the total Net Ceded Premium (Gross Ceded Premium less applicable ceding commission) derived from such Modified Claims Made Policies attaching during the term of this Agreement.

                               In the event of non-renewal, and at the
                               option of the Company, Reinsurers agree to Run-Off Policies In Force until natural expiration; in respect of Claims Made Policies, such period not to exceed Twelve
                               (12) months plus odd time not exceeding
                               Twenty Four (24) months in all from the
                               expiration date hereon; in respect of
                               Modified Claims Made Policies, such period not to exceed Ninety-Six (96) months from the expiration date hereon.

                               In the event that an Original Insured's
                               policy is canceled or non-renewed, a further
                               Extended Reporting Period Endorsement for an
                               unlimited period may be purchased by an
                               Original Insured provided the purchase is
                               made within the
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                                   Ninety (90) day period prior to the
                                   expiration of the Eighty Four (84) months
                                   Extended Reporting Period Endorsement and subject to the payment of an Additional Premium of 25% of the last Annual Modified Claims Made Premium applicable prior to the date of cancellation or non- renewal of the Original Policy. Any such Additional Premium shall be payable on the date that the original Eighty Four (84) months Extended Reporting Period Endorsement expires an shall be deemed fully earned on that day. Any claim reported under any further unlimited Extended Reporting Period Endorsement shall be deemed to have been made on the date of expiration of the original Eighty Four (84) months Extended Reporting Period Endorsement.

                                   Further, at the Option of the Company,
                                   non-renewal may be effected on a Cut-Off basis as of the expiration date hereon and Reinsurers shall return to the Company their respective share of the Unearned Premium Reserve at that time.

INFORMATION:                       The factors to be used in  calculating  the
                                   Earned Premium as respects Modified Claims
                                   Made risks attaching during the term of this and subsequent agreements shall be as follows:

                                   Reporting Period       Earned Premium Factors
                                   ----------------       ----------------------
                                   1st 12 months                  35%
                                   2nd 12 months                  15%
                                   3rd 12 months                  15%
                                   4th 12 months                  10%
                                   5th 12 months                  10%
                                   6th 12 months                   5%
                                   7th 12 months                   5%
                                   8th 12 months                   5%

TERRITORY:                         As per the Company's Original Policies,
                                   Contracts or Binders.

EXCLUSIONS:                        1.   Insolvency Funds.

                                   2.   Nuclear Incident - Liability -
                                        Reinsurance.

                                   3.   Assumed Reinsurance other than for
                                        Licensing or Financial Rating purposes.

                                   4. Other Exclusions to follow the Company's Original Policies as interpreted by Regulatory or Judicial Authorities.

                                   5.   Financial Guarantee Business.

LIMIT AND                          100% of $9,000,000  each and every Claim Made
RETENTION:                         for Indemnity only during the term of this
                                   Contract in excess of $1,000,000 each and every Claim Made for Indemnity only during the term of this Contract.

                                   The term "Claim Made" shall be as defined in the Company's Original Policies.

                                   The Company's retention shall be the
                                   difference between USD 1,000,000 each and every claim made for indemnity only and the Underlying Self Insured Retention (S.I.R.) where applicable but always subject to a minimum retention of USD 500,000 each and every claim made for indemnity only.

                                   As respects Medical Staff Members, including any other Associated Individuals or Entities, added by Endorsement to the Policies subject to this Contract under a Unification Plan, the following shall apply:

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                                         A.  When a Hospital or any of their
                                             Insured Medical Staff Members,
                                             including any other Associated
                                             Individuals or Entities, are
                                             determined by the Company to be
                                             Jointly involved in any claim or
                                             suit, the Total Limits of Liability
                                             issued to the Hospital shall be
                                             shared by the Hospital and by all
                                             of its Insured Medical Staff
                                             Members, including any other
                                             Associated Individuals or Entities.

                                         B.  When a Hospital is determined by
                                             the Company not to be involved in
                                             any claim or suit, the Total Limits
                                             of Liability available to all
                                             Insured Medical Staff Members,
                                             including any other Associated
                                             individuals or Entities, shall be
                                             limited to $5,000,000 each and
                                             every loss.

                                         The term "Unification Plan" is
                                         understood to mean where coverage is
                                         provided on a shared limit basis to a
                                         Hospital or any of their Insured
                                         Medical Staff Members, including any
                                         other Associated Individuals or
                                         entities for the purpose of obtaining a
                                         common defense.

                                         In determining if a Hospital is jointly
                                         involved in any claim or suit, the
                                         Hospital shall be deemed to be jointly
                                         involved if the medical incident which
                                         gave rise to the claim or suit
                                         occurring on the Hospital premises,
                                         including any Insured Affiliated
                                         locations, or if members of the Insured
                                         Medical Staff were acting on behalf of
                                         the Hospital. The mere naming of the
                                         Hospital as a Defendant in a claim or
                                         suit shall not, in itself, determine if
                                         the Hospital was involved in the claim
                                         or suit.

MAXIMUM                            The maximum amount of losses recoverable
AGGREGATE LIMIT:                   hereunder during the term of this agreement
                                   shall not exceed $50,000,000, or 400% of Gross Premium Ceded hereunder, whichever the greater.

CO-PARTICIPATION:                  The Company agrees to retain 10% net.


PREMIUM: The Company shall pay to the Reinsurers 100% of Original Gross Excess Limit Premium and Extended Reporting Period Endorsement premium calculated by the Company.

                                   The term "Original Gross Excess Limit
                                   Premium" shall mean premiums calculated by the Company for policy limits excess of $1,000,000 up to $10,000,000 after application of scheduled rating
                                   credits/debits and experience credits only.

CEDING COMMISSION:                 Original acquisition cost plus 15% not to
                                   exceed 25% in all.

ACCOUNTING:                        Premium:

                                   Within 45 days after close of each Fiscal
                                   Month the Company shall pay to Reinsurers an amount equal to the Ceded Excess Limit Premium less Ceding Commission.

                                   Losses:

                                   Payments immediately upon receipt of
                                   satisfactory proof of loss. Outstanding
                                   Losses reported individually as they occur.

GENERAL CONDITIONS:                Loss Adjustment Expenses are excluded
                                   hereunder.
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                                   Excess of Original Policy Limits
                                   Clause (90%/10% basis). Extra Contractual
                                   Obligations Clause (90%/10% basis). Ultimate
                                   Net Loss Clause. Notice of Loss Clause.
                                   Loss and Unearned Premium Reserve Funding -
                                   Including IBNR as respects Unauthorized
                                   Reinsurers only - See attached IBNR Schedule.
                                   Follow the Fortunes Clause
                                   Confidentiality Clause
                                   Commutation Clause - Mutual Agreement Only.
                                   Federal Excise Tax Clause.
                                   Errors and Omissions Clause.
                                   Insolvency Clause.
                                   Service of Suit Clause.
                                   Arbitration Clause.
                                   Offset Clause - this Agreement only.
                                   Access to Records Clause.
                                   Guy Carpenter & Company, Incorporated
                                   Intermediary Clause.

INFORMATION:                       - Estimated Gross Ceded Premium: $6,750,000.
                                   - Underwriting Information as per Guy
                                   Carpenter package dated 8/22/97, containing original SCPIE Claims Made and Modified
                                   Claims Made Original Policy Forms.

REINSURERS
HEREON:

                                   Domestic:
                                   Odyssey Reinsurance Corporation                        3.00%
                                   Travelers Indemnity Company                            3.00%
                                                                 Domestic Total           6.00%
                                   Foreign:
                                   Australia:
                                   Through Carpenter Bowring Australia Pty. Ltd.:
                                     GIO Insurance Limited trading as:
                                       GIO Reinsurance                                    7.50%
                                   New Cap Reinsurance Corporation                        7.50%
                                   Limited
                                   NIMI Limited                                           2.80%
                                                                                          -----
                                                                 Australia Total         17.80%

                                   Germany:
                                   Hannover Ruckversichcrungs AG                         10.00%
                                                                                         ------
                                                                 Germany Total           10.00%

                                   United Kingdom:
                                   Through Carpenter Bowring Ltd.
                                      London, England
                                   Underwriters at Lloyd's
                                      SVH                   1007                         8.000%
                                      DFM                    435                         5.625%
                                      SJC                   1003           62.00%
                                                            2003           38.00%        8.000%
                                      JHV                    376           67.89%
                                                            2376           32.11%        2.912%
                                      ROS                    227           83.00%
                                                            2227           17.00%         .582%
                                      RJH                    122                         1.312%
                                      BFC                    780                          .728%


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
                                      SJB                   1212                         3.786%
                                      HGJ                    205                         3.495%
                                      RAE                    219                         2.330%
                                      MFN                   1027           55.64%
                                                            2027           44.36%         .874%
                                      ANT                     51                         1.165%
                                      SAM                    727                          .364%
                                      HLM                    529                         1.165%
                                      BAR                    990                          .873%
                                      BHB                                                1.456%
                                      MEL                                                2.621%
                                   CNA International Reinsurance Co., Ltd.               8.000%
                                   Sphere Drake Insurance PLC                            2.912%
                                           United Kingdom Total                          56.20%

                                           Domestic Total                                 6.00%
                                           Foreign Total                                 84.00%
                                                                                         ------
                                           Grand Total                                   90.00%
                                                                                         ======


This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.



/s/ Donald J. Zuk
-------------------------
Signature


November 3, 1997
------------------------
Date


                                   Guy Carpenter & Company, Inc.


                                   By: /s/ Managing Director
                                       ---------------------------------
                                           Managing Director


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                          LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY

After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997/1998 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                                              IBNR
                  Period                                     Factor
                  ------                                     ------
                  Current Year                               90.00%
                  First Development Year                     70.00%
                  Second Development Year                    50.00%
                  Third Development Year                     40.00%
                  Fourth Development Year                    30.00%
                  Fifth Development Year                     25.00%
                  Sixth Development Year                     20.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.